UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 26, 2002

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

               1-16755                                                84-1592064
       (Commission File Number)                                    (I.R.S. Employer
                                                                   Identification no.)

      7670 South Chester Street
          Englewood, Colorado                                           80112
 (Address of principal executive offices)                             (Zip Code)

(303) 708-5959
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired
     None.

(b)  Pro Forma Financial Statements
     None.

(c)  Exhibits
     Exhibit 99.1 Presentation Materials

ITEM 9. REGULATION FD DISCLOSURE

           Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Archstone-Smith will present to current and prospective investors and analysts who may be interested in the Archstone-Smith and its business. Archstone-Smith first presented this information to these persons on February 26, 2002. Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the securities act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ARCHSTONE-SMITH TRUST

                                               BY:      /S/ CHARLES E. MUELLER, JR.
                                                        ----------------------------
                                         Charles E. Mueller, Jr. Senior Vice President and
                                       Chief Financial Officer (Principal Financial Officer)

Date: February 26, 2002